                                                                   EXHIBIT 10.16



                       INTEREP NATIONAL RADIO SALES, INC.
                       ----------------------------------

                           NON-QUALIFIED STOCK OPTION
                           --------------------------

          For valuable consideration, receipt of which is hereby acknowledged, INTEREP NATIONAL RADIO SALES, INC., a New York corporation (the "Company"), hereby grants to Ralph C. Guild, who resides at 142 South County Road, Palm Beach, Florida 33480 (the "Optionee"), a non-qualified stock option ("Option"), subject to the terms and conditions hereof, to purchase from the Company an aggregate of 10,000 shares of the Common Stock of the Company, par value $.04 per share (the "Common Stock"), at the price of $32.62 per share (the "Option Price"), such option to be exercisable as set forth below on or before the date (the "Termination Date") which is the later of (i) August 1, 1991 or (ii) the date which is 210 days after the day the notice referred to in the next sentence is delivered to Optionee or his Beneficiary (as defined below). The Company shall give Optionee written notice of his rights under this Option on or about February 1, 1991.

          Subject to the provisions of this Option, this Option may be exercised by written notice (the "Notice") to the Company stating the number of shares of Common Stock with respect to which it is being exercised. The Notice shall be accompanied by the Optionee's payment in full of the Option Price for each of the shares to be purchased by the Optionee, such payment to be made by (a) certified or bank cashier's check payable to the order of the Company or (b) any other means acceptable to the Company.

          This Option is issued pursuant to the Amendment and Termination Agreement, dated as of December 31, 1988 (the "Agreement") between the Company and the Optionee, and upon execution hereof supersedes in all respects the rights granted to Optionee, and the obligations of the Company, under the Agreement with respect to the shares of Common Stock subject hereto.

          As soon as practicable after receipt of the Notice and payment, and subject to the next paragraph, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 100 Park Avenue, New York, New York 10017, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) at the election of the Company, by certified mail addressed to the Optionee at (i) the Optionee's address shown in the records of the Company or (ii) the address specified for the Optionee in the first paragraph above.

          The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding tax obligations.

          The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any applicable laws or regulations relating to the authorization, issuance or sale of securities.

          The issuance of the shares of Common Stock subject hereto and issuable upon the exercise of this Option and the transfer or resale of such shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

          If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered or unpaid shares will be terminated by the Company.

          During the Optionee's lifetime, this Option shall be exercisable only by the Optionee (except as otherwise provided below), and neither this Option nor any right hereunder shall be assignable or transferable otherwise than by will or the laws of descent and distribution (as provided below), or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, this Option shall terminate and become null and void.

          In the event of the Optionee's death prior to the Termination Date, this Option may be exercised after the date of the Optionee's death by the Optionee's estate or beneficiaries, but in no event may this Option be exercised later than the Termination Date. All rights with respect to this Option, including the right to exercise it, shall pass in the following order: (a) to such person(s) as the Optionee may designate in a writing duly delivered to the Company (in the form available from the Company for such purpose), or in the absence of such a designation, then (b) to the Optionee's estate (the Option to be exercised by the legal representative).

          If any of the events set forth below shall occur between the date hereof and the date of any issuance of Common Stock pursuant to this Option (the "Issue Date"), the number of shares issuable pursuant to this Option (the "Issue Number") shall be adjusted in respect of each such event as set forth in this paragraph:

          (i) In the event that the Company, at any time or from time to time prior to the Issue Date, issues any shares of Common Stock in subdivision of outstanding shares of Common Stock, by recapitalization, reclassification, stock split or stock dividend, or in case of any combination of outstanding shares of Common Stock by reverse stock split, recapitalization, reclassification or otherwise, the Issue Number shall be adjusted to equal that number of shares of Common Stock (including fractional shares, if any) that Optionee would have owned immediately after such event had he, immediately prior to such event, owned that number of shares of Common Stock that he otherwise would have been entitled to receive pursuant to this Option. The provisions of this paragraph shall not be construed to effect any adjustment in the event of the issuance of any shares of Common Stock or other securities of the Company in return for consideration acceptable to the Board of Directors, except as provided in subparagraph
     (ii), below.

          (ii) In case of any capital reorganization of the Company, sale of substantially all of the assets of the Company or any reclassification of the shares of Common Stock of the Company other than into shares of Common Stock of the Company, or in case of any consolidation or merger of the Company into or with another corporation, provision shall be made so that Optionee shall have the right thereafter to receive his proportionate share of the securities or property (including any contingent or deferred payments) issued or issuable with respect to the number of shares of Common Stock which Optionee has the right to receive under this Option, to the end that the provisions of this Option shall thereafter be applicable, as nearly as reasonably may be, in relation to securities or other property distributed in respect of the Common Stock.

          Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

          Any notices which the Company is required or may desire to give to Optionee or his Beneficiary shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to Optionee at his address of record with the Company, or at such other place as Optionee or his Beneficiary may from time to time designate in writing. Any notice which Optionee or his Beneficiary is required or may desire to give to the Company hereunder shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the Company at its principal office, or at such other office as the Company may from time to time designate in writing. The date of personal delivery or five days after the date of mailing of any such notice shall be deemed to be the date of delivery thereof.

          For purposes of this Option, Optionee's "Beneficiary" shall be any person designated by Optionee in accordance with this paragraph who will succeed to the benefits of Optionee under this Option upon Optionee's death or other events specified by Optionee, or, in the event of Optionee's death or incapacity without such a beneficiary having been designated, Optionee's executor, guardian, other personal or legal representative, heirs or estate. No Beneficiary shall have any rights under this Option unless and until Optionee shall have died or there shall have occurred some other event giving rise to the rights of such Beneficiary under the preceding sentence or, if applicable, the terms of the instrument executed by Optionee designating such Beneficiary, and all references in this Option to such Beneficiary and his or its rights hereunder shall be deemed qualified by this sentence. Neither this Option nor any rights or obligations hereunder may be assigned by one party without the consent of the other, except that this Option shall be binding upon and inure to the benefit of any successor or successors of the Company whether by merger, consolidation, sale of assets or otherwise and reference herein to the Company shall be deemed to include any such successor or successors, and this Option shall be binding upon and inure to the benefit of Optionee and, subject to the happening of the events giving rise to its rights hereunder, Optionee's Beneficiary, if any. Any designation by Optionee of a Beneficiary, and any change in such designation, shall be made by written notice from Optionee to the Company. Except as here under provided, no rights under this Option shall be subject in any manner to participation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do any of the foregoing shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, or engagements or torts of Optionee or his Beneficiary.

          This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States of America, shall be governed by and construed in accordance with the laws of the State of New York.

          This Option shall be wholly void and of no effect after the Termination Date.

          IN WITNESS WHEREOF, INTEREP NATIONAL RADIO SALES, INC. has caused this Option to be executed by its officers, thereunto duly authorized, as of the 31st day of December, 1988.


                         INTEREP NATIONAL RADIO SALES, INC.


                         By:/s/ Les Goldberg
                            ------------------------------------
                            Name: Les Goldberg
                            Title: President / COO


ATTEST:


/s/ John Rykala
---------------------------------
    John Rykala
    Assistant Secretary


AGREED TO AND ACKNOWLEDGED as of
the 31st day of December,
1988, by:


/s/ Ralph C. Guild
---------------------------------
Optionee